UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
April 30, 2022
Allspring
Income Opportunities Fund (EAD)

The views expressed and any forward-looking statements are as of April 30, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Income Opportunities Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Income Opportunities Fund for the 12-month period that ended April 30, 2022. U.S. stocks experienced rising volatility through the period but performed much better than non-U.S. equities as the global economy faced multiple challenges. Bonds also had poor performance during a difficult period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were more than offset by the highest rate of inflation in decades, concerns about sharply tighter monetary policy, more highly contagious COVID-19 variants, and the Russian invasion of Ukraine. Concerns about already-significant supply chain disruptions were made worse by China’s COVID-19 lockdowns.
For the 12-month period, equities generally turned downward. U.S. stocks led both non-U.S. developed market equities and emerging market stocks. Returns by fixed income securities were negative as rising inflation created new challenges. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 0.21%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -10.31%, while the MSCI EM Index (Net) (USD),3 had a weaker performance with a loss of 18.33%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4  returned -8.51%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -15.55%, and the Bloomberg Municipal Bond Index,6  lost 7.88%, and the ICE BofA U.S. High Yield Index,7  fell 4.96%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
Vaccine rollouts, which had started early in 2021, continued through the spring, leading to loosened restrictions globally, with equity market returns rising slightly. Concerns regarding longer-lasting elevated inflation were supported by higher input costs for businesses. Positive performance in emerging market equities was supported by steady consumer demand and strong commodity prices. Fixed income markets were also slightly positive in May, driven by inflation uncertainty and a softer U.S. dollar.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Income Opportunities Fund

Letter to shareholders (unaudited)
In June 2021, the S&P 500 Index reached an all-time high. In late June, the U.S. Congress reached a deal on a $1 trillion infrastructure package for road, bridge, and broadband network upgrades over the next eight years. The U.S Federal Reserve’s (Fed) June meeting yielded no change to policy, but it forecast a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to a decline in U.S. Treasury yields. Many European and Asian countries saw vaccination momentum increase, while COVID-19 infections rose in the U.K. Meanwhile, the price of crude oil jumped over 10% in June as global economic activity picked up and the Organization of the Petroleum Exporting Countries (OPEC) slowed the pace of supply growth.
Inflation continued to climb in July, fueled by the ongoing supply bottleneck and high demand. Monthly U.S. equity gains led those of international developed markets. In contrast, emerging markets had losses for the month, hindered by China’s plans for new regulations, particularly in education and technology. The U.S. 10-year Treasury bond yield continued to decline as strong demand swallowed up supply. After hitting a multiyear high earlier in the month, oil prices leveled off as OPEC agreed to raise oil production.
The COVID-19 Delta variant produced outbreaks globally in August, feeding market volatility and casting doubts over the ongoing economic recovery. The U.S. economy remained strong despite the Delta variant, ongoing inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Municipal debt had its first monthly loss since February. Among commodities, crude oil fell sharply as the Delta variant caused expectations to dampen. However, oil remained a leading asset-class performer for the year.
Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence. Emerging markets declined on concerns over supply chain disruptions along with rising energy and food prices. Meanwhile, the Fed indicated it would soon start to slow the pace of asset purchases. U.S. concerns included a congressional showdown over the debt ceiling, the 2022 federal government budget, and the infrastructure package. Meanwhile, commodities thrived in September, driven by sharply higher energy prices.
Elevated inflation pressures and the global supply bottleneck continued in October, but strong earnings provided a bright spot in the U.S., the eurozone, and many Asian countries. Government bond yields rose globally as central banks prepared to tighten monetary policy. Commodity prices continued to rise, driven by sharply higher energy costs.
In November, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury Inflation-Protected Securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the Consumer Price Index 1, a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Fed to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.
Global volatility lessened in December as data indicated a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were strongly affected by the projection of multiple rate hikes in 2022 by senior Federal Open Market Committee members.
“ Global markets suffered their broadest retreat in a year during September, except for commodities, as concerns over inflation and the interest rate outlook depressed investor confidence.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Income Opportunities Fund  |  3

Letter to shareholders (unaudited)
In January 2022, the main focus was on potential U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, underperforming government bonds, as investors focused on continued elevated inflation and ongoing uncertainty over the U.S. monetary path.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with ongoing high levels of volatility in March along with mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fed already-high inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
“The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

4  |  Allspring Income Opportunities Fund

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.
Notice to Shareholders
Russia launched a large-scale invasion of Ukraine on February 24, 2022. As a result of this military action, the United States and many other countries have instituted various economic sanctions against Russian and Belarus individuals and entities. The situation has led to increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. The extent and duration of the military action, resulting sanctions imposed, other punitive action taken and the resulting market disruptions cannot be easily predicted.
Our solidarity and support goes out to our impacted employees and the people affected in Ukraine and their families. Allspring has a dedicated team of investment professionals actively monitoring the situation for any new developments and the potential impact to our clients and investment products. As the situation remains fluid, we are focused on the assessment of risks, valuation, and liquidity of impacted securities. Please visit our website at allspringglobal.com and click on “Russia-Ukraine Portfolio Impacts” for further information.

Allspring Income Opportunities Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary	Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody's or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA®‡, Michael J. Schueller, CFA®‡

Average annual total returns (%) as of April 30, 2022[1]
	1 year	5 year	10 year
Based on market value	-5.19	5.98	6.03
Based on net asset value (NAV)	-5.59	5.55	7.27
ICE BofA U.S. High Yield Constrained Index[2]	-4.96	3.54	5.19
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended April 30, 2022, was 1.26% which includes 0.30% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Income Opportunities Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of April 30, 2022[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.

Allspring Income Opportunities Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was -5.19% for the 12-month period that ended April 30, 2022. During the same period, the Fund’s return based on its net asset value (NAV) was -5.59%. Based on its market value and NAV returns, the Fund underperformed the ICE BofA U.S. High Yield Constrained Index, which returned -4.96% for the 12-month period that ended April 30, 2022.
Market overview
During the fiscal period, the ICE BofA U.S. High Yield Constrained Index’s -4.96% return was driven primarily by rising U.S. Treasury yields. Over the past 12 months, the yield on the benchmark 5-year U.S. Treasury rose to 2.96% from 0.85%. High-yield spreads widened by 68 basis points (bps; 100 bps equal 1.00%), pushing the high-yield index yield to 7.06% from 4.13%.
This past year marked the inflection point when reflation became inflation. The unintended consequence of the fiscal and monetary stimulus that aided market valuations and the economic recovery in 2020 has been inflation in late 2021 and early 2022 that moved quickly from being considered transitory to being persistent. The Consumer Price Index* rose from 4% to 8.5% over the past 12 months.
Economists have attributed the rise and persistence of inflation to many factors. Different public health responses to COVID-19 outbreaks across the globe leading to supply chain bottlenecks is one. A shift in consumption from services to goods is another. The inability of labor participation rates to return to pre-COVID-19 levels is yet another. More recently, Russia’s invasion of Ukraine and the West’s response to it has led to a spike in energy and other commodity costs.
Ten largest holdings (%) as of April 30, 2022[1]
Occidental Petroleum Corporation, 6.45%, 9-15-2036	1.69
CCM Merger Incorporated , 6.38%, 5-1-2026	1.42
Pattern Energy Operations LP, 4.50%, 8-15-2028	1.41
Enviva Partners LP, 6.50%, 1-15-2026	1.39
Fly Leasing Limited, 7.00%, 10-15-2024	1.36
CCO Holdings LLC, 4.50%, 8-15-2030	1.30
Sabre GLBL Incorporated , 9.25%, 4-15-2025	1.26
Air Canada Pass-Through Trust Series 2020-1 Class C, 10.50%, 7-15-2026	1.24
MPH Acquisition Holdings LLC, 5.75%, 11-1-2028	1.22
QVC Incorporated, 4.75%, 2-15-2027	1.16
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Portfolio positioning update
The portfolio entered the year already well positioned for rising inflation, being underweight duration, helped by its allocation to floating-rate leveraged loans, and being overweight in energy.
Inflation will have a disproportionate effect on issuers. Being able to determine which companies truly are competitively differentiated and better operators is critical. Identifying attractively priced idiosyncratic credits from those that are vulnerable to inflation, and diversifying bets among them, have been top priorities. While last year’s new ideas neither contributed to nor detracted from the year’s performance in a significant way, the aim is to lay the groundwork for future sources of outperformance.
The cable and satellite and media and broadcasting sectors were the main detractors.
The main detractors from performance for the period came from the Fund’s investments in the cable and satellite sector and the media and broadcasting sector. In both sectors, new technology and new entrants to the industries threatened incumbents. While we exited two of these positions, we reinvested the proceeds in two other positions at what we believe are more attractive levels given the consistent cash-generating ability of the companies.
The Fund's use of leverage had a negative impact on total return performance during this reporting period.
Sector allocation added to performance.
Sector allocation was positive overall. Energy exploration and production, oil-field services, and consumer cyclicals each contributed to relative performance. Electric utilities and pharmaceuticals also contributed to performance. An overweight to the financial sector and an underweight to the metals and mining sector were the biggest sector allocation detractors from performance.

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Allspring Income Opportunities Fund

Performance highlights (unaudited)
Security selection also added to performance.
Security selection was positive over the 12-month period that ended April 30, 2022. Strength within the energy sector was the most important driver of performance, aided by allocation within the services and technology sectors.
Exploration and production companies and offshore oil services contributed.
Even after tightening over 900 bps from the preceding year, energy spreads continued to tighten during the past 12 months. A continued recovery in the price of West Texas Intermediate crude oil, driven by producer capital discipline, allowed companies to generate free cash flow and repay debt. Investments in the bonds and reorganized equity of exploration and production companies and an offshore oil services company were the top-performing positions over the past year.
Credit quality as of April 30, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Our fundamental outlook is optimistic.
The Fund’s bottom-up, fundamental outlook provides more cause for optimism than the macro narrative. We believe high-yield fundamentals are as strong as they have been for quite some time. Companies took advantage of historically low interest rates to extend maturities and deleverage their balance sheets. A large proportion of energy producers in the high-yield market, which hurt the market’s performance in early 2020, is now helping to keep spread and distress levels subdued, compared with the volatility other risk markets are experiencing. BB-rated bonds comprise over 50% of the high-yield market, compared with less than 40% 15 years ago. Distressed credits, those whose bonds trade with spreads greater than 1000 bps, comprise just 2.5% of the market. Typically, about half of these distressed credits will default. If that pattern holds, next year’s default rate would be just 1.25%, which, in historical terms, is still quite low. Nevertheless, we do believe challenging macroeconomic conditions make the probability of a recession in the next 12 months higher than it was in the previous year. Financial conditions may be changing fast and could keep volatility elevated. This creates opportunity. Staying disciplined to a comprehensive credit underwriting process can enhance security selection. This will allow us to construct a portfolio that, we believe, may better withstand a potential recession and inflation.
Effective maturity distribution as of April 30, 2022[1]
[1]	Figures represent the percentage of the Fund’s fixed-income securities. These amounts are subject to change and may have changed since the date specified.

Allspring Income Opportunities Fund  |  9

Performance highlights (unaudited)
Fund distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a managed distribution plan pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s managed distribution plan had no effect on the Fund’s investment strategy during the most recent fiscal year and is not expected to have such an effect in future periods, but distributions in excess of Fund returns will cause its NAV per share to erode. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan. For the year ended April 30, 2022, the Fund’s total distributions were $0.72 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on Form 1099-DIV.

10  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund.
Principal investment strategies
Under normal market conditions, the Fund allocates at least 80% of its total assets to U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the portfolio managers. We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below at a time when 20% of the Fund’s total assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities may be issued by domestic or foreign issuers (including foreign governments). The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund may invest in securities with a broad range of maturities.
The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the Fund. In assessing the appropriate maturity and duration for the Fund and the credit quality parameters and weighting objectives for each sector and industry, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the Fund, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of the Fund. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
The Fund expects to issue preferred shares or debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a

Allspring Income Opportunities Fund  |  11

Objective, strategies and risks (unaudited)
speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the Fund during this fiscal year.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 20% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objectives and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. The Fund may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the

12  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objectives.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using

Allspring Income Opportunities Fund  |  13

Objective, strategies and risks (unaudited)
derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
■	As a hedge against adverse changes in securities market prices or interest rates; and
■	As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline, and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Asset-Backed Securities Risk. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Defaults on the underlying assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility.

14  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
When interest rates decline or are low, borrowers may pay off their debts sooner than expected, which can reduce the returns of the Fund.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below.  Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose

Allspring Income Opportunities Fund  |  15

Objective, strategies and risks (unaudited)
money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objectives may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

16  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

Allspring Income Opportunities Fund  |  17

Portfolio of investments—April 30, 2022

	Shares	Value
Common stocks: 1.92%
Communication services: 0.46%
Diversified telecommunication services: 0.46%
Intelsat SA ‡†	79,389	$ 2,222,892
Energy: 0.81%
Energy equipment & services: 0.48%
Bristow Group Incorporated †	77,363	2,306,965
Oil, gas & consumable fuels: 0.33%
Denbury Incorporated †	24,567	1,571,797
Financials: 0.65%
Mortgage REITs: 0.65%
Blackstone Mortgage Trust Incorporated Class A	34,635	1,040,435
Ladder Capital Corporation	95,964	1,093,030
Starwood Property Trust Incorporated	42,896	981,460
		3,114,925
Total Common stocks (Cost $12,626,631)		9,216,579

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 110.97%
Communication services: 20.30%
Diversified telecommunication services: 1.62%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$ 480,000	422,102
Cablevision Lightpath LLC 144A	5.63	9-15-2028	1,575,000	1,349,586
Level 3 Financing Incorporated 144A	3.63	1-15-2029	2,405,000	1,951,802
Level 3 Financing Incorporated 144A	4.25	7-1-2028	1,250,000	1,056,250
Zayo Group Holdings Incorporated 144A	6.13	3-1-2028	3,575,000	2,994,063
				7,773,803
Entertainment: 2.41%
CEC Entertainment LLC 144A	6.75	5-1-2026	1,820,000	1,710,800
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	2,570,000	2,325,850
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	974,000	961,825
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	3,200,000	3,319,360
Seaworld Parks & Entertainment 144A	5.25	8-15-2029	3,585,000	3,262,063
				11,579,898
Interactive media & services: 0.80%
Rackspace Technology Company 144A	5.38	12-1-2028	4,695,000	3,825,157
Media: 15.13%
CCO Holdings LLC 144A	4.25	1-15-2034	1,560,000	1,240,200
CCO Holdings LLC 144A	4.50	8-15-2030	7,150,000	6,238,375
CCO Holdings LLC	4.50	5-1-2032	850,000	714,982
CCO Holdings LLC 144A	5.00	2-1-2028	375,000	357,188
CCO Holdings LLC 144A	5.13	5-1-2027	750,000	731,085
CCO Holdings LLC 144A	5.50	5-1-2026	163,000	163,408
Cinemark USA Incorporated 144A	5.25	7-15-2028	3,630,000	3,225,437
Cinemark USA Incorporated 144A	5.88	3-15-2026	980,000	913,850
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Media (continued)
Cinemark USA Incorporated 144A	8.75%	5-1-2025	$ 1,110,000	$ 1,153,013
Clear Channel Outdoor Holdings 144A	5.13	8-15-2027	1,000,000	939,700
Clear Channel Outdoor Holdings 144A	7.75	4-15-2028	1,690,000	1,592,825
CSC Holdings LLC 144A	4.13	12-1-2030	2,665,000	2,198,625
CSC Holdings LLC 144A	4.63	12-1-2030	2,400,000	1,836,000
CSC Holdings LLC 144A	5.75	1-15-2030	6,000,000	4,980,000
CSC Holdings LLC 144A	7.50	4-1-2028	2,150,000	1,981,978
DIRECTV Financing LLC 144A	5.88	8-15-2027	2,190,000	2,061,338
DISH DBS Corporation	5.13	6-1-2029	1,210,000	945,143
DISH DBS Corporation 144A	5.75	12-1-2028	3,935,000	3,519,779
DISH DBS Corporation	7.75	7-1-2026	1,005,000	945,368
Gray Escrow II Incorporated 144A	5.38	11-15-2031	5,050,000	4,352,898
Gray Television Incorporated 144A	4.75	10-15-2030	4,300,000	3,741,000
Lamar Media Corporation	4.00	2-15-2030	1,150,000	1,030,458
Match Group Holdings II LLC 144A	5.63	2-15-2029	3,155,000	3,044,575
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	1,800,000	1,633,500
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	1,730,000	1,683,515
Outfront Media Capital Corporation 144A	4.63	3-15-2030	1,600,000	1,431,680
Outfront Media Capital Corporation 144A	5.00	8-15-2027	305,000	290,131
QVC Incorporated	4.38	9-1-2028	2,955,000	2,510,893
QVC Incorporated	4.75	2-15-2027	6,210,000	5,557,888
QVC Incorporated	5.95	3-15-2043	1,355,000	1,055,145
Salem Media Group Incorporated 144A	6.75	6-1-2024	2,631,000	2,591,535
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	525,000	466,673
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	3,355,000	2,986,386
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	400,000	382,000
Townsquare Media Incorporated 144A	6.88	2-1-2026	4,090,000	4,072,004
				72,568,575
Wireless telecommunication services: 0.34%
T-Mobile USA Incorporated	3.50	4-15-2031	1,820,000	1,613,121
Consumer discretionary: 14.23%
Auto components: 1.50%
Allison Transmission Incorporated 144A	5.88	6-1-2029	640,000	631,827
Clarios Global LP 144A	6.25	5-15-2026	935,000	944,350
Clarios Global LP 144A	6.75	5-15-2025	180,000	183,600
Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	5,436,525
				7,196,302
Automobiles: 0.32%
Ford Motor Company	3.25	2-12-2032	1,865,000	1,515,686
Diversified consumer services: 0.65%
Service Corporation International	7.50	4-1-2027	2,880,000	3,132,000
Hotels, restaurants & leisure: 6.43%
Carnival Corporation 144A	4.00	8-1-2028	2,240,000	2,016,314
Carnival Corporation 144A	6.00	5-1-2029	1,870,000	1,678,325
Carnival Corporation 144A	7.63	3-1-2026	2,808,000	2,748,330
Carnival Corporation 144A	9.88	8-1-2027	1,500,000	1,616,618
Carnival Corporation 144A	10.50	2-1-2026	935,000	1,028,500
CCM Merger Incorporated 144A	6.38	5-1-2026	6,815,000	6,797,963
NCL Corporation Limited 144A	5.88	3-15-2026	1,785,000	1,649,001
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  19

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
NCL Corporation Limited 144A	5.88%	2-15-2027	$ 2,510,000	$ 2,392,632
NCL Corporation Limited 144A	7.75	2-15-2029	1,590,000	1,542,300
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	395,000	362,983
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	1,055,000	983,044
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	1,960,000	1,788,500
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	3,825,000	3,948,681
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	1,525,000	1,595,531
Six Flags Entertainment Company 144A	5.50	4-15-2027	705,000	690,907
				30,839,629
Household durables: 0.98%
Allied Universal Holdco LLC 144A	6.63	7-15-2026	1,995,000	1,928,048
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	2,870,000	2,791,075
				4,719,123
Multiline retail: 1.13%
LSF9 Atlantis Holdings LLC 144A	7.75	2-15-2026	1,715,000	1,547,084
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	3,670,000	3,481,435
Macy's Retail Holdings LLC 144A	6.13	3-15-2032	405,000	374,625
				5,403,144
Specialty retail: 2.91%
GAP Incorporated 144A	3.88	10-1-2031	1,285,000	1,024,402
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	1,860,000	1,673,498
Lithia Motors Incorporated 144A	3.88	6-1-2029	1,195,000	1,079,049
Michaels Companies Incorporated 144A	7.88	5-1-2029	4,020,000	3,165,750
NMG Holding Company Incorporated 144A	7.13	4-1-2026	2,925,000	2,903,735
Rent-A-Center Incorporated 144A	6.38	2-15-2029	4,730,000	4,080,287
				13,926,721
Textiles, apparel & luxury goods: 0.31%
G-III Apparel Group Limited 144A	7.88	8-15-2025	1,425,000	1,482,000
Consumer staples: 0.95%
Food products: 0.95%
CHS Incorporated 144A	5.25	5-15-2030	1,220,000	1,069,513
CHS Incorporated 144A	6.00	1-15-2029	125,000	118,149
CHS Incorporated 144A	6.88	4-15-2029	3,835,000	3,363,372
				4,551,034
Energy: 21.30%
Energy equipment & services: 5.12%
Bristow Group Incorporated 144A	6.88	3-1-2028	5,000,000	4,900,008
Hilcorp Energy Company 144A	5.75	2-1-2029	835,000	818,300
Hilcorp Energy Company 144A	6.00	4-15-2030	400,000	397,000
Hilcorp Energy Company 144A	6.00	2-1-2031	835,000	805,808
Hilcorp Energy Company 144A	6.25	11-1-2028	1,450,000	1,443,693
Hilcorp Energy Company 144A	6.25	4-15-2032	400,000	389,722
Oceaneering International Incorporated	4.65	11-15-2024	1,015,000	982,013
Oceaneering International Incorporated	6.00	2-1-2028	4,050,000	3,766,865
Pattern Energy Operations LP 144A	4.50	8-15-2028	7,250,000	6,778,750
USA Compression Partners LP	6.88	4-1-2026	2,150,000	2,107,000
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Energy equipment & services (continued)
USA Compression Partners LP	6.88%	9-1-2027	$ 205,000	$ 200,349
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	2,275,000	1,938,073
				24,527,581
Oil, gas & consumable fuels: 16.18%
Aethon United 144A	8.25	2-15-2026	3,555,000	3,663,531
Antero Resources Corporation 144A	5.38	3-1-2030	1,710,000	1,670,824
Antero Resources Corporation 144A	8.38	7-15-2026	1,551,000	1,671,435
Archrock Partners LP 144A	6.25	4-1-2028	1,965,000	1,906,050
Archrock Partners LP 144A	6.88	4-1-2027	1,375,000	1,377,063
Buckeye Partners LP	5.85	11-15-2043	2,375,000	1,894,063
Cheniere Energy Partners LP 144A	3.25	1-31-2032	1,835,000	1,568,925
Cheniere Energy Partners LP	4.50	10-1-2029	1,075,000	1,029,313
Comstock Resources Incorporated 144A	5.88	1-15-2030	580,000	558,140
CQP Holdco LP 144A	5.50	6-15-2031	3,575,000	3,297,200
DCP Midstream Operating Company	5.13	5-15-2029	1,230,000	1,209,680
DT Midstream Incorporated 144A	4.13	6-15-2029	935,000	850,850
DT Midstream Incorporated 144A	4.38	6-15-2031	2,020,000	1,809,678
Encino Acquisition Partners Company 144A	8.50	5-1-2028	5,435,000	5,448,588
EnLink Midstream Partners LP	5.05	4-1-2045	2,185,000	1,682,253
EnLink Midstream Partners LP	5.38	6-1-2029	4,330,000	4,214,519
EnLink Midstream Partners LP	5.45	6-1-2047	1,590,000	1,287,900
EnLink Midstream Partners LP	5.60	4-1-2044	2,196,000	1,811,865
EnLink Midstream Partners LP 144A	5.63	1-15-2028	525,000	520,222
Enviva Partners LP 144A	6.50	1-15-2026	6,540,000	6,663,998
Harvest Midstream LP 144A	7.50	9-1-2028	1,935,000	1,963,367
Hess Midstream Operation Company 144A	5.50	10-15-2030	405,000	399,042
Murphy Oil Corporation	5.75	8-15-2025	360,000	360,000
Murphy Oil Corporation	5.88	12-1-2027	400,000	397,000
Murphy Oil Corporation	6.38	7-15-2028	3,090,000	3,143,550
Nabors Industries Limited 144A	7.38	5-15-2027	1,630,000	1,662,926
New Fortress Energy Incorporated 144A	6.50	9-30-2026	4,710,000	4,558,432
Occidental Petroleum Corporation	6.45	9-15-2036	7,470,000	8,104,950
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	2,852,000	2,709,400
Southwestern Energy Company	4.75	2-1-2032	1,935,000	1,829,794
Southwestern Energy Company	7.75	10-1-2027	720,000	751,349
Southwestern Energy Company	8.38	9-15-2028	1,510,000	1,632,688
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	1,815,000	1,678,875
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	1,125,000	1,026,563
Venture Global LNG Incorporated 144A	3.88	11-1-2033	545,000	474,177
Western Midstream Operating LP	5.30	3-1-2048	3,181,000	2,759,518
				77,587,728
Financials: 19.83%
Capital markets: 1.61%
Coinbase Global Incorporated 144A	3.63	10-1-2031	2,855,000	2,109,074
MSCI Incorporated 144A	3.25	8-15-2033	795,000	671,775
MSCI Incorporated 144A	4.00	11-15-2029	1,750,000	1,611,838
Oppenheimer Holdings Incorporated	5.50	10-1-2025	3,320,000	3,304,960
				7,697,647
Consumer finance: 8.81%
Acuris Finance U.S. Incorporated 144A	5.00	5-1-2028	1,285,000	1,175,775
FirstCash Incorporated 144A	4.63	9-1-2028	1,230,000	1,119,300
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  21

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
FirstCash Incorporated 144A	5.63%	1-1-2030	$ 1,825,000	$ 1,697,250
Ford Motor Credit Company LLC	4.00	11-13-2030	910,000	787,150
Ford Motor Credit Company LLC	4.39	1-8-2026	4,200,000	4,053,000
Ford Motor Credit Company LLC	5.11	5-3-2029	5,825,000	5,519,188
Ford Motor Credit Company LLC	5.13	6-16-2025	850,000	847,875
LFS TopCo LLC 144A	5.88	10-15-2026	1,750,000	1,618,750
Navient Corporation	5.00	3-15-2027	2,960,000	2,694,444
Navient Corporation	5.50	3-15-2029	2,815,000	2,475,314
Navient Corporation	5.63	8-1-2033	1,900,000	1,501,000
OneMain Finance Corporation	5.38	11-15-2029	2,400,000	2,154,000
OneMain Finance Corporation	6.63	1-15-2028	350,000	345,692
OneMain Finance Corporation	7.13	3-15-2026	2,450,000	2,480,625
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	2,520,000	2,324,700
PRA Group Incorporated 144A	5.00	10-1-2029	4,580,000	4,237,553
PROG Holdings Incorporated 144A	6.00	11-15-2029	1,640,000	1,449,268
Rocket Mortgage LLC 144A	2.88	10-15-2026	2,875,000	2,544,375
Rocket Mortgage LLC 144A	4.00	10-15-2033	2,295,000	1,838,639
Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,388,970
				42,252,868
Diversified financial services: 2.28%
Hat Holdings LLC 144A	3.38	6-15-2026	1,830,000	1,680,910
Jefferies Finance LLC 144A	5.00	8-15-2028	2,160,000	1,965,622
LPL Holdings Incorporated 144A	4.38	5-15-2031	3,205,000	2,926,165
LPL Holdings Incorporated 144A	4.63	11-15-2027	1,500,000	1,423,125
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	3,200,000	2,940,128
				10,935,950
Insurance: 2.19%
Amwins Group Incorporated 144A	4.88	6-30-2029	3,240,000	2,965,669
AssuredPartners Incorporated 144A	5.63	1-15-2029	2,000,000	1,758,920
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	4,495,000	3,899,413
HUB International Limited 144A	5.63	12-1-2029	610,000	559,675
HUB International Limited 144A	7.00	5-1-2026	760,000	753,289
Ryan Specialty Group LLC 144A	4.38	2-1-2030	610,000	556,338
				10,493,304
Mortgage REITs: 1.55%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	1,795,000	1,637,938
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	2,695,000	2,514,139
Starwood Property Trust Incorporated	4.75	3-15-2025	1,230,000	1,213,649
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	2,035,000	2,050,263
				7,415,989
Thrifts & mortgage finance: 3.39%
Enact Holdings Incorporated 144A	6.50	8-15-2025	5,160,000	5,133,581
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	2,500,000	2,298,000
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	3,005,000	2,695,725
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	3,145,000	3,089,963
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	3,690,000	3,061,482
				16,278,751
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Health care: 5.31%
Health care equipment & supplies: 1.16%
Avantor Funding Incorporated 144A	3.88%	11-1-2029	$ 1,210,000	$ 1,085,648
Mozart Debt Merger Sub Incorporated 144A	5.25	10-1-2029	2,725,000	2,370,750
Surgery Center Holdings Incorporated 144A	10.00	4-15-2027	2,020,000	2,110,900
				5,567,298
Health care providers & services: 3.75%
180 Medical Incorporated 144A	3.88	10-15-2029	1,450,000	1,290,500
AdaptHealth LLC 144A	4.63	8-1-2029	720,000	610,200
Air Methods Corporation 144A	8.00	5-15-2025	4,290,000	3,507,075
Davita Incorporated 144A	4.63	6-1-2030	3,175,000	2,762,250
Encompass Health Corporation	4.63	4-1-2031	520,000	458,900
Encompass Health Corporation	5.75	9-15-2025	1,725,000	1,755,188
Mednax Incorporated 144A	5.38	2-15-2030	1,590,000	1,481,483
Select Medical Corporation 144A	6.25	8-15-2026	3,840,000	3,811,200
Tenet Healthcare Corporation 144A	4.88	1-1-2026	1,775,000	1,738,036
Vizient Incorporated 144A	6.25	5-15-2027	517,000	533,803
				17,948,635
Life sciences tools & services: 0.24%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	825,000	736,568
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	450,000	429,539
				1,166,107
Pharmaceuticals: 0.16%
Bausch Health Companies Incorporated 144A	6.13	2-1-2027	795,000	763,287
Industrials: 11.56%
Aerospace & defense: 1.80%
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	1,395,000	1,381,050
Spirit AeroSystems Holdings Incorporated 144A	7.50	4-15-2025	2,105,000	2,131,313
TransDigm Group Incorporated 144A	6.25	3-15-2026	1,650,000	1,641,750
TransDigm Group Incorporated	6.38	6-15-2026	1,025,000	1,012,136
TransDigm Group Incorporated	7.50	3-15-2027	2,445,000	2,463,338
				8,629,587
Airlines: 2.15%
American Airlines Group Incorporated 144A	5.75	4-20-2029	1,270,000	1,223,740
Hawaiian Airlines Incorporated	3.90	7-15-2027	2,391,517	2,190,505
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	5,025,000	4,900,104
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	1,870,000	1,974,739
				10,289,088
Commercial services & supplies: 2.10%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	3,765,000	3,115,538
CoreCivic Incorporated	8.25	4-15-2026	4,645,000	4,771,437
Covanta Holding Incorporated 144A	4.88	12-1-2029	2,385,000	2,169,873
				10,056,848
Construction & engineering: 0.34%
Great Lakes Dredge & Dock Company 144A	5.25	6-1-2029	1,750,000	1,636,250
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  23

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Machinery: 2.03%
Stevens Holding Company Incorporated 144A	6.13%	10-1-2026	$ 1,660,000	$ 1,664,150
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	3,775,000	3,536,496
Werner FinCo LP 144A	8.75	7-15-2025	4,415,000	4,544,360
				9,745,006
Road & rail: 1.71%
Uber Technologies Incorporated 144A	4.50	8-15-2029	3,925,000	3,380,446
Uber Technologies Incorporated 144A	8.00	11-1-2026	4,600,000	4,818,500
				8,198,946
Trading companies & distributors: 1.43%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	4,490,000	3,872,625
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	2,675,000	2,547,938
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	443,000	451,975
				6,872,538
Information technology: 4.47%
Communications equipment: 0.42%
Ciena Corporation 144A	4.00	1-31-2030	1,185,000	1,080,578
CommScope Technologies LLC 144A	5.00	3-15-2027	1,175,000	922,375
				2,002,953
IT services: 1.38%
Sabre GLBL Incorporated 144A	7.38	9-1-2025	575,000	581,581
Sabre GLBL Incorporated 144A	9.25	4-15-2025	5,665,000	6,041,892
				6,623,473
Software: 2.67%
Fair Isaac Corporation 144A	5.25	5-15-2026	1,345,000	1,351,725
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	1,855,000	1,718,194
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	6,700,000	5,835,600
NCR Corporation 144A	5.13	4-15-2029	595,000	566,738
NCR Corporation 144A	6.13	9-1-2029	1,825,000	1,747,438
SS&C Technologies Incorporated 144A	5.50	9-30-2027	1,625,000	1,592,565
				12,812,260
Materials: 5.32%
Chemicals: 0.79%
Chemours Company 144A	4.63	11-15-2029	2,850,000	2,468,813
Olympus Water US Holding Corporation 144A	4.25	10-1-2028	1,500,000	1,325,490
				3,794,303
Containers & packaging: 3.13%
Ball Corporation	2.88	8-15-2030	6,275,000	5,276,648
Berry Global Incorporated 144A	5.63	7-15-2027	350,000	348,695
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030	1,925,000	1,759,335
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	3,475,000	3,692,188
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	750,000	748,125
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Containers & packaging (continued)
Sealed Air Corporation 144A	5.00%	4-15-2029	$ 815,000	$ 808,888
Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,391,125
				15,025,004
Metals & mining: 1.35%
Arches Buyer Incorporated 144A	4.25	6-1-2028	1,875,000	1,666,369
Arches Buyer Incorporated 144A	6.13	12-1-2028	1,270,000	1,104,900
Cleveland-Cliffs Incorporated 144A	4.88	3-1-2031	1,900,000	1,757,500
Cleveland-Cliffs Incorporated	5.88	6-1-2027	1,200,000	1,194,000
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	800,000	734,000
				6,456,769
Paper & forest products: 0.05%
Clearwater Paper Corporation 144A	4.75	8-15-2028	290,000	254,835
Real estate: 3.12%
Equity REITs: 3.12%
Iron Mountain Incorporated 144A	4.50	2-15-2031	3,750,000	3,213,263
Iron Mountain Incorporated 144A	5.25	7-15-2030	3,495,000	3,203,307
Service Properties Trust Company	3.95	1-15-2028	1,860,000	1,474,050
Service Properties Trust Company	4.38	2-15-2030	1,425,000	1,093,659
Service Properties Trust Company	4.75	10-1-2026	1,475,000	1,268,500
Service Properties Trust Company	4.95	2-15-2027	3,700,000	3,206,318
Service Properties Trust Company	5.25	2-15-2026	1,050,000	934,500
Service Properties Trust Company	7.50	9-15-2025	550,000	548,972
				14,942,569
Utilities: 4.58%
Electric utilities: 1.08%
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	32,000	31,440
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	1,475,000	1,397,164
PG&E Corporation	5.00	7-1-2028	475,000	437,090
PG&E Corporation	5.25	7-1-2030	3,630,000	3,298,908
				5,164,602
Independent power & renewable electricity producers: 3.50%
NSG Holdings LLC 144A	7.75	12-15-2025	4,109,192	4,201,649
TerraForm Power Operating LLC 144A	4.75	1-15-2030	4,160,000	3,744,000
TerraForm Power Operating LLC 144A	5.00	1-31-2028	5,800,000	5,416,649
Vistra Operations Company LLC 144A	5.63	2-15-2027	3,475,000	3,422,875
				16,785,173
Total Corporate bonds and notes (Cost $567,483,014)				532,051,542
Loans: 11.13%
Communication services: 1.65%
Diversified telecommunication services: 0.73%
Intelsat Jackson Holdings SA (U.S. SOFR +4.25%) <±	4.92	2-1-2029	3,605,911	3,497,733
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  25

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Media: 0.92%
DIRECTV Financing LLC (1 Month LIBOR +5.00%) ±	5.76%	8-2-2027	$ 3,480,975	$ 3,463,222
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.25	3-28-2025	940,508	933,454
				4,396,676
Consumer discretionary: 1.12%
Auto components: 0.36%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.01	1-31-2028	1,841,053	1,714,941
Household durables: 0.27%
Wilsonart LLC (1 Month LIBOR +3.25%) ±	4.25	12-31-2026	1,362,721	1,290,211
Multiline retail: 0.16%
LSF9 Atlantis Holdings LLC (U.S. SOFR +7.25%) ‡±	8.00	3-31-2029	815,000	798,700
Specialty retail: 0.33%
Great Outdoors Group LLC (1 Month LIBOR +3.75%) ±	4.51	3-6-2028	1,602,679	1,584,649
Consumer staples: 0.08%
Food products: 0.08%
Naked Juice LLC (U.S. SOFR +3.25%) <±	4.00	1-24-2029	400,727	392,641
Energy: 0.39%
Oil, gas & consumable fuels: 0.39%
GIP II Blue Holdings LP (1 Month LIBOR +1.00%) ±	5.51	9-29-2028	1,895,694	1,888,187
Financials: 2.88%
Diversified financial services: 1.90%
CTC Holdings LP (U.S. SOFR +5.00%) ‡±	5.53	2-20-2029	560,000	551,600
Mallinckrodt International Finance SA (3 Month LIBOR +5.25%) ±	6.25	9-24-2024	3,625,007	3,362,194
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ±	5.26	4-30-2024	700,877	692,697
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ‡±	9.24	4-30-2025	1,786,861	1,755,590
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	5.00	5-30-2025	2,757,584	2,725,706
				9,087,787
Insurance: 0.57%
Asurion LLC (1 Month LIBOR +5.25%) ±	6.01	1-31-2028	2,820,000	2,732,749
Mortgage REITs: 0.41%
Claros Mortgage Trust Incorporated (U.S. SOFR +4.50%) ‡±	5.00	8-9-2026	1,990,013	1,980,062
Health care: 0.99%
Health care equipment & supplies: 0.46%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-31-2026	2,216,807	2,194,329
Health care providers & services: 0.19%
Padagis LLC (1 Month LIBOR +4.75%) ‡±	5.72	7-6-2028	884,706	882,494
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.34%
Bausch Health Companies Incorporated (U.S. SOFR +5.25%) <±	5.75%	1-27-2027	$ 1,700,000	$ 1,642,625
Industrials: 3.23%
Airlines: 0.88%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	4,055,000	4,201,994
Commercial services & supplies: 1.42%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	4.76	6-2-2028	4,542,649	4,489,636
Ring Container Technologies (1 Month LIBOR +3.75%) ±	4.27	8-12-2028	508,725	504,752
The Geo Group Incorporated (3 Month LIBOR +2.00%) <±	2.77	3-22-2024	1,929,921	1,818,468
				6,812,856
Machinery: 0.93%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) ±	4.52	10-8-2027	1,063	1,055
TK Elevator US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.02	7-30-2027	1,744,365	1,725,840
Werner FinCo LP (3 Month LIBOR +4.00%) ±	5.01	7-24-2024	2,798,372	2,759,894
				4,486,789
Information technology: 0.78%
Software: 0.78%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	4.74	7-24-2026	1,457,887	1,435,756
Nexus Buyer LLC (1 Month LIBOR +6.25%) ±	6.75	10-29-2029	2,340,000	2,308,550
				3,744,306
Materials: 0.01%
Paper & forest products: 0.01%
Clearwater Paper Corporation (1 Month LIBOR +3.00%) ‡±	3.63	7-26-2026	47,500	47,025
Total Loans (Cost $54,285,463)				53,376,754

	Expiration date	Shares
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights ♦†	12-5-2025	8,314	0
Intelsat Jackson Holdings SA Series B Contingent Value Rights ♦†	12-5-2025	8,314	0
Total Rights (Cost $0)			0

		Maturity date	Principal
Yankee corporate bonds and notes: 13.15%
Communication services: 0.86%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA ♦†	5.50	8-1-2023	$ 8,490,000	0
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  27

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Media: 0.11%
Virgin Media Finance plc 144A	5.00%	7-15-2030	$ 625,000	$ 543,750
Wireless telecommunication services: 0.75%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	1,775,000	1,726,188
Telesat Canada 144A	5.63	12-6-2026	1,105,000	788,909
VMED O2 UK Financing I plc 144A	4.75	7-15-2031	1,250,000	1,071,875
				3,586,972
Energy: 1.97%
Energy equipment & services: 0.19%
Nabors Industries Limited 144A	7.25	1-15-2026	925,000	903,993
Oil, gas & consumable fuels: 1.78%
Baytex Energy Corporation 144A	8.75	4-1-2027	4,175,000	4,413,768
Northriver Midstream Finance LP 144A	5.63	2-15-2026	4,255,000	4,148,625
				8,562,393
Financials: 0.44%
Diversified financial services: 0.44%
Castlelake Aviation Finance 144A	5.00	4-15-2027	2,330,000	2,097,000
Health care: 3.70%
Biotechnology: 1.11%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	5,865,000	5,351,226
Pharmaceuticals: 2.59%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	1,095,000	971,539
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	7,695,000	5,341,100
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	1,300,000	946,088
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	350,000	288,750
Teva Pharmaceutical Finance Netherlands III BV	4.75	5-9-2027	560,000	512,400
Teva Pharmaceutical Finance Netherlands III BV	5.13	5-9-2029	1,895,000	1,719,713
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	1,615,000	1,615,000
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,000,000	1,015,248
				12,409,838
Industrials: 5.21%
Aerospace & defense: 0.97%
Bombardier Incorporated 144A	6.00	2-15-2028	560,000	484,400
Bombardier Incorporated 144A	7.13	6-15-2026	830,000	763,600
Bombardier Incorporated 144A	7.88	4-15-2027	3,635,000	3,386,257
				4,634,257
Airlines: 1.90%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	5,280,000	5,961,837
VistaJet 144A	6.38	2-1-2030	3,595,000	3,137,285
				9,099,122
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2022

	Interest rate	Maturity date	Principal	Value
Electrical equipment: 0.89%
Sensata Technologies BV 144A	4.00%	4-15-2029	$ 3,955,000	$ 3,525,744
Sensata Technologies BV 144A	5.00	10-1-2025	770,000	764,225
				4,289,969
Machinery: 0.09%
TK Elevator Holdco GmbH 144A	7.63	7-15-2028	448,000	431,133
Trading companies & distributors: 1.36%
Fly Leasing Limited 144A	7.00	10-15-2024	7,385,000	6,500,351
Materials: 0.97%
Containers & packaging: 0.56%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	375,000	372,497
Ardagh Packaging Finance plc 144A	5.25	8-15-2027	2,695,000	2,314,331
				2,686,828
Metals & mining: 0.41%
Constellium SE 144A	5.88	2-15-2026	1,985,000	1,965,468
Total Yankee corporate bonds and notes (Cost $64,212,434)				63,062,300

		Yield	Shares
Short-term investments: 3.05%
Investment companies: 3.05%
Allspring Government Money Market Fund Select Class ♠∞##		0.26	14,599,534	14,599,534
Total Short-term investments (Cost $14,599,534)				14,599,534
Total investments in securities (Cost $713,207,076)	140.22%			672,306,709
Other assets and liabilities, net	(40.22)			(192,849,757)
Total net assets	100.00%			$ 479,456,952

‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
±	Variable rate investment. The rate shown is the rate in effect at period end.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  29

Portfolio of investments—April 30, 2022

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$32,500,805	$205,044,398	$(222,945,669)	$0	$0	$14,599,534	14,599,534	$5,980
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Income Opportunities Fund

Statement of assets and liabilities—April 30, 2022

Assets
Investments in unaffiliated securities, at value (cost $698,607,542)	$ 657,707,175
Investments in affiliated securities, at value (cost $14,599,534)	14,599,534
Receivable for interest	9,872,533
Receivable for investments sold	4,844,821
Prepaid expenses and other assets	30,957
Total assets	687,055,020
Liabilities
Secured borrowing payable	194,000,000
Payable for investments purchased	9,495,340
Dividends payable	3,661,093
Advisory fee payable	351,143
Trustees’ fees and expenses payable	1,867
Accrued expenses and other liabilities	88,625
Total liabilities	207,598,068
Total net assets	$479,456,952
Net assets consist of
Paid-in capital	$ 570,262,916
Total distributable loss	(90,805,964)
Total net assets	$479,456,952
Net asset value per share
Based on $479,456,952 divided by 60,246,124 shares issued and outstanding (100,000,000 shares authorized)	$7.96
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  31

Statement of operations—year ended April 30, 2022

Investment income
Interest	$ 39,888,875
Dividends	166,459
Income from affiliated securities	5,980
Total investment income	40,061,314
Expenses
Advisory fee	4,407,434
Administration fee	367,286
Custody and accounting fees	47,462
Professional fees	144,195
Shareholder report expenses	73,884
Trustees’ fees and expenses	20,409
Transfer agent fees	41,644
Interest expense	1,635,599
Other fees and expenses	119,302
Total expenses	6,857,215
Net investment income	33,204,099
Realized and unrealized gains (losses) on investments
Net realized gains on investments	13,825,969
Net change in unrealized gains (losses) on investments	(76,561,058)
Net realized and unrealized gains (losses) on investments	(62,735,089)
Net decrease in net assets resulting from operations	$(29,530,990)
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Income Opportunities Fund

Statement of changes in net assets

	Year ended April 30, 2022	Year ended April 30, 2021
Operations
Net investment income	$ 33,204,099	$ 33,002,142
Net realized gains (losses) on investments	13,825,969	(13,767,887)
Net change in unrealized gains (losses) on investments	(76,561,058)	118,611,872
Net increase (decrease) in net assets resulting from operations	(29,530,990)	137,846,127
Distributions to shareholders from
Net investment income and net realized gains	(36,410,599)	(34,973,966)
Tax basis return of capital	(6,887,008)	(6,248,837)
Total distributions to shareholders	(43,297,607)	(41,222,803)
Capital share transactions
Cost of shares repurchased	(2,622,416)	(270,774)
Total increase (decrease) in net assets	(75,451,013)	96,352,550
Net assets
Beginning of period	554,907,965	458,555,415
End of period	$479,456,952	$554,907,965
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  33

Statement of cash flows—year ended April 30, 2022

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (29,530,990)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(414,557,894)
Proceeds from the sales of long-term securities	424,492,906
Amortization, net	1,218,795
Purchases and sales of short-term securities, net	17,901,271
Increase in receivable for investments sold	(2,992,445)
Increase in receivable for interest	(608,155)
Decrease in prepaid expenses and other assets	81,618
Decrease in payable for investments purchased	(14,584,929)
Increase in trustees’ fees and expenses payable	1,867
Decrease in advisory fee payable	(41,601)
Decrease in accrued expenses and other liabilities	(202,270)
Net realized gains on investments	(13,825,969)
Net change in unrealized gains (losses) on investments	76,561,058
Net cash provided by operating activities	43,913,262
Cash flows from financing activities:
Cost of shares repurchased	(2,622,416)
Cash distributions paid	(43,032,852)
Net cash used in financing activities	(45,655,268)
Net decrease in cash	(1,742,006)
Cash:
Beginning of period	1,742,006
End of period	$ 0
Supplemental cash disclosure
Cash paid for interest	$ 1,883,105
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Income Opportunities Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended April 30
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.16	$7.56	$8.98	$9.00	$9.31
Net investment income	0.55 [1]	0.54 [1]	0.54 [1]	0.57 [1]	0.60 [1]
Net realized and unrealized gains (losses) on investments	(1.04)	1.74	(1.28)	(0.02)	(0.23)
Total from investment operations	(0.49)	2.28	(0.74)	0.55	0.37
Distributions to shareholders from
Net investment income	(0.61)	(0.58)	(0.57)	(0.59)	(0.62)
Tax basis return of capital	(0.11)	(0.10)	(0.14)	(0.09)	(0.06)
Total distributions to shareholders	(0.72)	(0.68)	(0.71)	(0.68)	(0.68)
Anti-dilutive effect of shares repurchased	0.01	0.00 [2]	0.03	0.11	0.00 [2]
Net asset value, end of period	$7.96	$9.16	$7.56	$8.98	$9.00
Market value, end of period	$7.54	$8.64	$6.81	$8.09	$8.07
Total return based on market value[3]	(5.19)%	38.39%	(7.91)%	9.29%	1.24%
Ratios to average net assets (annualized)
Gross expenses[4]	1.26%	1.29%	2.16%	2.15%	1.68%
Net expenses[4]	1.26%	1.29%	2.16%	2.12%	1.63%
Net investment income[4]	6.14%	6.27%	6.21%	6.38%	6.53%
Supplemental data
Portfolio turnover rate	54%	61%	30%	16%	33%
Net assets, end of period (000s omitted)	$479,457	$554,908	$458,555	$566,335	$620,863
Borrowings outstanding, end of period (000s omitted)	$194,000	$194,000	$163,400	$231,027	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,471	$3,860	$3,806	$3,451	$3,699

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2022	0.30%
Year ended April 30, 2021	0.33%
Year ended April 30, 2020	1.17%
Year ended April 30, 2019	1.19%
Year ended April 30, 2018	0.74%
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  35

Notes to financial statements
1. ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
Effective on November 1, 2021, the sale transaction of Wells Fargo Asset Management ("WFAM") by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, WFAM became known as Allspring Global Investments (“Allspring”) and various entities that provided services to the Fund changed their names to "Allspring", including Allspring Funds Management, LLC, the adviser to the Fund and Allspring Global Investments, LLC, the subadviser to the Fund. Consummation of the transaction resulted in new advisory and subadvisory agreements which became effective on November 1, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan

36  |  Allspring Income Opportunities Fund

Notes to financial statements
and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2022, the aggregate cost of all investments for federal income tax purposes was $716,721,824 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 12,350,804
Gross unrealized losses	(56,765,919)
Net unrealized losses	$(44,415,115)
As of April 30, 2022, the Fund had capital loss carryforwards which consisted of $20,868,757 in short-term capital losses and $21,814,310 in long-term capital losses.

Allspring Income Opportunities Fund  |  37

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 0	$ 0	$ 2,222,892	$ 2,222,892
Energy	3,878,762	0	0	3,878,762
Financials	3,114,925	0	0	3,114,925
Corporate bonds and notes	0	532,051,542	0	532,051,542
Loans	0	47,361,283	6,015,471	53,376,754
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	63,062,300	0	63,062,300
Short-term investments
Investment companies	14,599,534	0	0	14,599,534
Total assets	$21,593,221	$642,475,125	$8,238,363	$672,306,709
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Loans	Common stocks	Total
Balance as of April 30, 2021	$ 7,509,249	$ 0	$ 7,509,249
Accrued discounts (premiums)	4,678	0	4,678
Realized gains (losses)	7,313	0	7,313
Change in unrealized gains (losses)	(34,284)	0	(34,284)
Purchases	4,553,131	0	4,553,131
Sales	(2,572,024)	0	(2,572,024)
Transfers into Level 3	0	2,222,892	2,222,892
Transfers out of Level 3	(3,452,592)	0	(3,452,592)
Balance as of April 30, 2022	$ 6,015,471	$2,222,892	$ 8,238,363
Change in unrealized gains (losses) relating to securities still held at April 30, 2022	$ (1,788)	$ 0	$ (1,788)
The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

38  |  Allspring Income Opportunities Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $27,770,406, $15,304,538 and $55,235 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended April 30, 2022.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value.For the years ended April 30, 2022 and April 30, 2021, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended April 30, 2022, the Fund purchased 340,090 of its shares on the open market at a total cost of $2,622,416 (weighted average price per share of $7.70). The weighted average discount of these repurchased shares was 9.05%. For the year ended April 30, 2021, the Fund purchased 36,730 of its shares on the open market at a total cost of $270,774.
6. BORROWINGS
The Fund has borrowed $194,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $194,000,000. The Fund is charged interest at the 1 Month London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the interest rate will transition to a spread over the secured overnight financing rate (SOFR) rather than a spread over LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2022 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended April 30, 2022, the Fund had average borrowings outstanding of $194,000,000 at an average interest rate of 0.85% and paid interest in the amount of $1,635,599, which represents 0.30% of its average daily net assets.
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2022 were $419,391,440 and $391,360,712, respectively.
As of April 30, 2022, the Fund had unfunded loan commitments of $4,105,714 with unrealized losses of $(203,776).

Allspring Income Opportunities Fund  |  39

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended April 30, 2022 and April 30, 2021 were as follows:
	Year ended April 30
	2022	2021
Ordinary income	$36,410,599	$34,973,966
Tax basis return of capital	6,887,008	6,248,837
As of April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Capital loss carryforward
$(44,415,115)	$(42,683,067)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
April 29, 2022	May 13, 2022	June 1, 2022	$0.06023
May 25, 2022	June 13, 2022	July 1, 2022	0.05972
June 24, 2022	July 12, 2022	August 1, 2022	0.05892
These distributions are not reflected in the accompanying financial statements.

40  |  Allspring Income Opportunities Fund

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Income Opportunities Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Income Opportunities Fund (formerly, Wells Fargo Income Opportunities Fund) (the Fund), including the portfolio of investments, as of April 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 27, 2022

Allspring Income Opportunities Fund  |  41

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended April 30, 2022, $32,918,020 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Allspring Income Opportunities Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 137 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

Allspring Income Opportunities Fund  |  43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

44  |  Allspring Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. McKnight Foundation Consultant, November 2020 to February 2021. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Consultant (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Income Opportunities Fund  |  45

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Kate McKinley (Born 1977)	Chief Legal Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021, and Chief Operating Officer of the Institutional Client Group from 2016 - 2019. Prior to working at State Street Global Advisors served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

46  |  Allspring Income Opportunities Fund

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Income Opportunities Fund  |  47

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
PAR-0522-00395 06-22
AIO/AR156 04-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Allspring Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Income Opportunities Fund has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2022	Fiscal year ended April 30, 2021
Audit fees	$61,850	$77,610
Audit-related fees	—	—
Tax fees (1)	4,565	4,440
All other fees	—	—

	$66,415	$82,050

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth
Jane A. Freeman
Isaiah Harris, Jr.
David F. Larcker
Olivia S. Mitchell
Timothy J. Penny
James G. Polisson Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE

March 2022

The Allspring Income Opportunities Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests.

The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”)this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

Allspring’s Operations Department (“Proxy Administrator”) administers the proxy voting process. The Proxy Administrator, reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, significant transactions such as mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests and significant transactions such as mergers and acquisitions.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

a.	The Allspring Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain material environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the Allspring Chief Investment Officer(s).

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Vendor Oversight

The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•

Proxy statements received for client securities (which will be satisfied by relying on ISS); Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-800-259-3305 or e-mail: allspring.clientadministration@asllspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income - Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells

Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income - Michael (Mike) Schueller is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2022.

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	0	0
Total assets of above accounts (millions)	$1,438.5	$0	$0

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Michael Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	12	2	1
Total assets of above accounts (millions)	$8,166.2	$52.9	$33.2

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments.

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments.

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2022:

Chris Lee	$100,001-$500,000
Michael Schueller	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2021 - 5/31/2021	0	$0.00	0	6,058,621
6/1/2021 - 6/30/2021	0	$0	0	6,058,621
7/1/2021 - 7/31/2021	0	$0	0	6,058,621
8/1/2021 - 8/31/2021	0	$0	0	6,058,621
9/1/2021 - 9/30/2021	0	$0	0	6,058,621
10/1/2021 - 10/31/2021	0	$0	0	6,058,621
11/1/2021 - 11/30/2021	0	$0	0	6,058,621
12/1/2021 - 12/31/2021	0	$0	0	6,058,621
1/1/2022 - 1/31/2022	0	$0	0	6,058,621
2/1/2022 - 2/28/2022	124,747	$7.8033	124,747	5,933,874
3/1/2022 - 3/31/2022	215,343	$7.6323	215,343	5,718,531
4/1/2022 - 4/30/2022	0	$0	0	5,718,531
Total	340,090	$7.7178	340,090	5,718,531

On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:
/s/ Andrew Owen
Andrew Owen
President

Date: June 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:
/s/ Andrew Owen
Andrew Owen
President

Date: June 27, 2022

By:
/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 27, 2022

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